OTHER ASSETS (Details) $ in Thousands, $ in Thousands	Dec. 31, 2022 HKD ($)	Dec. 31, 2022 USD ($)	Dec. 31, 2021 HKD ($)
Current:
Deposit	$ 52,863		$ 23,032
Staff advances	18,685		26,527
Others	30,710		32,035
Total	102,258	$ 13,107	81,594
Non-current:
Refundable deposit	680,356		337,513
Property and equipment, net (Note 7)	145,837		175,757
Deferred tax assets (Note 25)	84,564		38,317
Intangible assets, net (Note 8)	54,448		17,218
Total	$ 965,205	$ 123,720	$ 568,805